SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 29, 2003

FLIR Systems, Inc.

(Exact name of Registrant as specified in its charter)

Oregon	0-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16505 S.W. 72nd Avenue, Portland, Oregon	97224
(Address of principal executive offices)	(Zip Code)

(503) 684-3731

(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS

On April 29, 2003, FLIR Systems, Inc. issued a press release announcing a two-for-one stock split and the results of its annual meeting.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release issued by FLIR Systems, Inc. on April 29, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on May 2, 2003.

FLIR SYSTEMS, INC. (Registrant)

/s/ STEPHEN M. BAILEY
Stephen M. Bailey Senior Vice President, Finance and Chief Financial Officer